                                                                    EXHIBIT 10.8

                          BEASLEY BROADCAST GROUP, INC.
                             CONTRIBUTION AGREEMENT

       THIS CONTRIBUTION AGREEMENT, dated as of November 23, 1999 (this "Agreement"), is made and entered into by and among BEASLEY BROADCAST GROUP, INC., a Delaware corporation ("BBGI"), the parties set forth on Exhibit A hereto, who, upon completion of the contribution transaction contemplated in this Agreement, will become stockholders of BBGI (each a "Stockholder" and, collectively, the "Stockholders") and Beasley FM Acquisition Corp., a Delaware corporation ("BFMA"), and the other general partnership and corporate entities (BFMA and such other entities together, the "Operating Companies") and limited partnership entities (the "License Partnerships") set forth on Exhibit B hereto (collectively, the "Broadcast Companies").

                                 R E C I T A L S

       A. BBGI has been formed and organized under the laws of the State of Delaware for the purposes of effecting a reorganization of the Broadcast Companies, which own and operate the radio broadcasting business (the "Business") described in the Registration Statement on Form S-1 (the "Registration Statement") to be filed with the Securities and Exchange Commission (the "Commission") by BBGI pursuant to the Securities Act of 1933, as amended (the "Act"), in order to effect an initial public offering of BBGI's Class A Common Stock (the "Offering").

       B. Subject to the terms and conditions set forth herein, BBGI desires to acquire from the Stockholders all of the issued and outstanding equity interests in the Broadcast Companies, as set forth on Exhibit C hereto, and the Stockholders desire to contribute and convey all of their equity interests in the Broadcast Companies to BBGI and obtain, in exchange therefor, shares of BBGI common stock in the number and of the class set forth opposite each Stockholder's name on Exhibit D hereto.

       C. Immediately following such contribution transactions, BBGI intends to contribute all of its equity interests in the Broadcast Companies to Beasley Mezzanine Holdings, LLC, a Delaware limited liability company ("Beasley Mezzanine"), in exchange for all of the membership units thereof and, immediately thereafter, to offer pursuant to the Registration Statement a certain number of shares of the Class A Common Stock of BBGI for sale in the Offering.

       D. For federal income tax purposes, the parties hereto intend that the transactions contemplated in this Agreement qualify as an exchange under
Section 351(a) of the Internal Revenue Code of 1986, as amended (the "Code").

       E. The transactions contemplated hereby are conditioned upon effectiveness of the Registration Statement and shall be deemed to occur simultaneously therewith, and, as a result of the foregoing transactions, the issued and outstanding capital stock of BBGI immediately after the completion of such transactions will be held by the Stockholders.

       F. It is expected that, promptly after effectiveness of the Registration Statement, BBGI will sign an underwriting agreement providing for the sale to the public of shares of its

Class A Common Stock in the Offering and that the Offering will close no later than five business days thereafter, at which time members of the public will also become stockholders of BBGI.

       NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements herein contained, BBGI and the Stockholders, intending to be legally bound, hereby agree as follows:

                                   ARTICLE I.
                            EXCHANGE OF CONSIDERATION

       1.1 Contribution of Equity Interests. On the terms and subject to the conditions set forth in this Agreement, on the Effective Date (as hereinafter defined), each Stockholder shall, in exchange for and in consideration of BBGI's issuance of the Shares (as hereinafter defined) to the Stockholders, contribute, convey, assign, transfer and deliver to BBGI all of the respective Stockholder's equity interests in the Broadcast Companies owned of record and beneficially by the Stockholder as set forth on Exhibit C hereto (the "Equity Interests"), free and clear of all liens, claims, encumbrances, pledges, options, security interests and any other adverse interests of any kind or nature whatsoever.

       1.2 Exchange of Shares. On the terms and subject to the conditions set forth in this Agreement, on the Effective Date (as hereinafter defined) BBGI shall, in exchange for and in consideration of the Stockholders' contribution of their Equity Interests to BBGI, issue an aggregate number of validly issued, fully paid and nonassessable shares of BBGI, comprising shares of the Class A Common Stock of BBGI, par value $.001 per share, and of the Class B Common Stock of BBGI, par value $.001 per share (the "Shares"), which aggregate shall (i) equal the number of shares deemed outstanding immediately prior to the consummation of the Offering as stated in the preliminary prospectus to be circulated to investors prior to the Offering and (ii) be allocated to the Stockholders such that each Stockholder will receive the Shares in the number representing the percentage of such aggregate, and of the class, set forth opposite each respective Stockholder's name on Exhibit D hereto.

       1.3 Closing. Subject to the satisfaction or waiver of the conditions set forth in Article VI hereof, the consummation of the transactions contemplated hereby (the "Closing") shall take place effective as of the earlier of the time of effectiveness or 4:00 p.m. on the date on which the Registration Statement is declared effective (the "Effective Date"). At the Closing, each Stockholder shall surrender to BBGI all of the certificates or other instruments evidencing the Stockholder's Equity Interests, together with one or more stock assignments separate from certificate, each duly endorsed in blank and with signature guaranteed, and any other instruments required to effect the transfer to BBGI of the Equity Interests. In exchange therefor, BBGI shall deliver to each such Stockholder, in the number and of the class described in Section 1.2 hereof, one or more certificates evidencing the Shares.

                                   ARTICLE II.
               REPRESENTATIONS AND WARRANTIES OF THE STOCKHOLDERS

       Each of the Stockholders, severally and not jointly, hereby represents and warrants to

BBGI as follows:

       2.1 Authority and Capacity. The Stockholder has the full legal right and capacity to execute and deliver, and to perform the Stockholder's obligations under, and has duly executed and delivered, this Agreement with the intent to be legally bound hereby.

       2.2 No Conflict. The Stockholder is not obligated to obtain any consent or approval of any other person in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated hereby. The execution and delivery of this Agreement and the consummation by the Stockholder of the transactions contemplated hereby will not violate, or constitute a breach or default under or cause the acceleration of, any obligation or liability under any contract, promissory note, mortgage, lease, license, permit, writ, decree or other instrument or agreement (including any partnership agreement of any of the Broadcast Companies) to which the Stockholder is a party or is subject.

       2.3 Title to the Equity Interests. The Stockholder is the record and beneficial owner of and has, and on the Effective Date will transfer and convey to BBGI, good and marketable title to the Equity Interests set forth opposite the Stockholder's name on Exhibit D hereto, free and clear of any and all liens, claims, encumbrances, pledges, security interests, options, rights of first refusal, community property interests, restrictions and any other adverse interests of any kind or nature whatsoever. The Stockholder has not sold, transferred, conveyed, assigned, hypothecated, granted or pledged any security interest in, or granted any option or right entitling anyone to acquire, any of the Equity Interests. The Stockholder has not entered into or become a party to or bound by any agreement, commitment or understanding (written or oral) to do any of the foregoing, and the Equity Interests owned by the Stockholder are not subject to any outstanding liabilities known to the Stockholder.

       2.4    Securities Law Matters.

              (a) The Stockholder has such knowledge and experience in financial and business matters that the Stockholder is capable of evaluating the merits and risks of an investment in the Shares. Such investment is suitable and consistent with the Stockholder's investment program, and the Stockholder's financial situation enables the Stockholder to bear the risks of investment in the Shares. The Stockholder is an "accredited investor" as such term is defined in Rule 502(a) of Regulation D promulgated under the Act.

              (b) The Stockholder has or has been furnished with such information regarding BBGI and the Shares as the Stockholder has requested of BBGI and has had an opportunity to discuss with the management of BBGI, and to become informed about, the objectives of BBGI and its business plan, consolidated financial condition and results of operations.

              (c) The Stockholder is acquiring the Shares for the Stockholder's own account, and not as a nominee or agent for any other persons or entities, and for investment and not with a view to distribution or resale thereof. The Stockholder has been advised and understands and agrees that the Shares will not be registered under the Act, nor qualified under any state securities laws, on the basis, among others, that no distribution or public offering of the Shares is to be effected in connection with the transactions contemplated herein.

              (d) The Stockholder acknowledges that the Stockholder has been informed and understands that no public market for the Shares currently exists and that there can be no assurance that any such market will develop or exist in the future. Even if a public market does develop, the Shares may not be sold or transferred except in compliance with the Act or an exemption thereunder. There is no assurance that any exemption from registration, including Rule 144 promulgated under the Act, will become available to permit resale of the Shares.

              (e) The Stockholder acknowledges and agrees that the certificate or certificates representing the Shares shall contain restrictive legends in the form set forth in the Rule 502 of Regulation D promulgated under the Act or restrictive legends that are substantially similar thereto. The Stockholder acknowledges and agrees that unless and until the Stockholder's Shares become eligible for resale under Rule 144(k) under the Act, any proposed sale or other transfer or disposition of any of the Shares, other than pursuant to an effective registration statement under the Act, may not be made unless and until the Stockholder has furnished to BBGI an opinion of counsel, reasonably acceptable to BBGI and its counsel, to the effect that the proposed sale or other transfer or disposition is exempt from registration under the Act.

       2.5 Other Matters. The Stockholder acknowledges and agrees that (i) the number and type of Equity Interests set forth opposite the name of the Stockholder on Exhibit D hereto is the total number and type of Equity Interests and represents all of the Stockholder's ownership, of record or beneficially, in the Broadcast Companies; (ii) the Stockholder does not have any options or other rights to purchase or otherwise acquire any additional Equity Interests either from any of the Broadcast Companies or from any other Stockholder; and (iii) the Stockholder does not have any claims or causes of action, whether asserted or unasserted, against any of the Broadcast Companies, or any of its officers or directors, arising out of any transactions that may have occurred between the Stockholder and any of the Broadcast Companies or between the Stockholder and any officer or director thereof, either in the officer's or director's official or individual capacity, relating in any way to the Business, other than (A) compensation (including employee benefits), if any, that is payable to the Stockholder for services rendered as an officer, director or employee of any of the Broadcast Companies, and (B) indebtedness of certain of the Broadcast Companies, if any, payable to the Stockholder pursuant to one or more notes issued by such of the Broadcast Companies to the Stockholder.

                                  ARTICLE III.
                     REPRESENTATIONS AND WARRANTIES OF BBGI

       BBGI hereby represents and warrants to each of the Stockholders as follows:

       3.1 Organization and Qualification. BBGI is a corporation duly organized, validly existing and in good standing under the laws of Delaware and has the requisite corporate power and authority, in all material respects, to enter into this Agreement and to operate and conduct the Business following the transactions contemplated in this Agreement. BBGI is duly qualified or licensed as a foreign corporation to do business, and is in good standing, in each jurisdiction where, in all material respects, the character of the properties owned, leased or operated by the Business or the nature of thereof activities makes such qualification or licensing necessary.

       3.2 Certificate of Incorporation and Bylaws. BBGI has heretofore furnished to the Stockholders a complete and correct copy of its Certificate of Incorporation and Bylaws, as amended to date. Such Certificate of Incorporation and Bylaws are in full force and effect, and BBGI is not in violation of any of the provisions thereof.

       3.3 Power and Authority. BBGI has all necessary corporate power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby. The execution and delivery of this Agreement by BBGI and the consummation by BBGI of the transactions contemplated hereby have been duly and validly authorized by all necessary corporate action on the part of BBGI, and no other corporate proceedings on the part of BBGI are necessary to authorize this Agreement or to consummate the transactions contemplated hereby.

                                   ARTICLE IV.
            REPRESENTATIONS AND WARRANTIES OF THE BROADCAST COMPANIES

       Each of the Broadcast Companies and Reed Miami Holdings, Inc. ("Reed Holdings"), severally and not jointly, hereby represents and warrants to BBGI as follows:

       4.1 Entirety of Equity Interests. Its Equity Interests set forth on Exhibit C hereto represent all of the issued and outstanding ownership interests in the Broadcast Company, other than any Equity Interests held by one or more of the other Broadcast Companies.

       4.2 No Other Ownership Rights. There are no authorized or outstanding subscriptions, warrants, options, convertible securities or other rights, contingent or otherwise, to purchase or acquire any ownership interest of such Broadcast Company.

       4.3 Sufficiency of Assets. It possesses all of the assets necessary to own and operate the business of the radio station or stations set forth opposite such Broadcast Company's name on Exhibit E hereto, free and clear of all liens, claims, encumbrances, pledges, options, security interests and any other adverse interests of any kind or nature whatsoever (other than the constituent liabilities of the Broadcast Company as reflected in the Combined Financial Statements presented in the Registration Statement), except as described on
Schedule 4.3 hereto.

       4.4 Complete Ownership by BBGI. Upon consummation of the transactions contemplated hereby, BBGI will acquire, directly or indirectly, 100 percent of the issued and outstanding ownership interests in such Broadcast Company.

                                   ARTICLE V.
                ACTIONS TO BE TAKEN PENDING AND AFTER THE CLOSING

       5.1 Prohibited Actions. Between the date hereof and the earlier of the consummation of the Closing or termination of this Agreement, the Company and each of the Stockholders agree not to take any action which they know or reasonably should know would (i) make any of their respective representations or warranties contained in this Agreement untrue or incorrect or

(ii) prevent or interfere with the performance by the Stockholder of any of their respective covenants contained in this Agreement. Each Stockholder covenants and agrees that such Stockholder will not grant any options or rights to acquire, or pledge or permit the imposition of any liens or encumbrances on or hypothecate, any of the respective Equity Interests owned by such Stockholder.

       5.2 Consents and Approvals. The Stockholders and BBGI shall (i) each use all commercially reasonable efforts to obtain any and all consents, waivers, approvals, authorizations or orders, including without limitation all governmental and regulatory rulings and approvals; (ii) make all governmental, regulatory or other filings, including without limitation all filings under the Communications Act of 1934, as amended, and the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended (the "HSR Act"), required in connection with the authorization, execution and delivery of this Agreement by the Stockholders and BBGI and the consummation by them of the transactions contemplated hereby; and (iii) furnish all information required to be included in any applications or other filings required to be made pursuant to the applicable rules and regulations of any governmental body (including taking all actions necessary to cause early termination of any applicable waiting period under the HSR Act) in connection with the transactions contemplated by this Agreement.

       5.3 Further Action. On the terms and subject to the conditions hereof, each of the parties hereto shall use all commercially reasonable efforts to take, or cause to be taken, any and all actions, and to do, or cause to be done, all other things necessary, proper or advisable to consummate and make effective as promptly as practicable the transactions contemplated by this Agreement, to obtain in a timely manner all necessary waivers, consents and approvals and to effect all necessary registrations and filings, and otherwise to satisfy or cause to be satisfied all conditions precedent to such party's obligations under this Agreement. From and after the Closing, each party shall take such actions and execute such documents and instruments as reasonably requested by any other party to evidence or effectuate the transactions contemplated by this Agreement.

       5.4 Consent of Stockholders. By executing this Agreement, each Stockholder consents to the termination as of the Effective Date, by such of the Broadcast Companies as applicable, of the status of such entities for federal income tax purposes as subchapter "S" corporations, to the closing of the books thereof and to any related amendments to such of the certificates of incorporation, other governing documents and bylaws of any of the Broadcast Companies as necessary.

       5.5 Consent of License Partners. By executing this Agreement, each of the Operating Companies set forth on Exhibit F hereto, opposite the name of the License Partnership of which such Operating Company is the sole general partner, and George G. Beasley hereby unanimously consent, and waive any applicable limitation or restriction, pursuant to Article Six of the applicable partnership agreement of each respective License Partnership, to (i) the transfer by George
G. Beasley to BBGI of his limited partnership interest in each of the License Partnerships; (ii) simultaneously therewith, the withdrawal of George G. Beasley as limited partner of each of the respective License Partnerships; and (iii) the addition of BBGI, or its wholly-owned direct or indirect subsidiary, as a limited partner of each of the respective License

Partnerships, subject to any necessary prior consents of the Federal Communications Commission (the "FCC") as provided in Section 6.1(c) hereof.

       5.6 Consent of BRAP Partners. Each of Beasley-Reed Acquisition Partnership ("BRAP") and Reed Holdings hereby consents, and waives any applicable limitation or restriction, pursuant to Article 7 of the First Amended and Restated Partnership Agreement of BRAP, dated as of October 8, 1996, to (i) the transfer by Reed Holdings to BBGI of Reed Holdings' general partnership interest in BRAP; (ii) simultaneously therewith, the withdrawal of Reed Holdings as a general partner of BRAP; and (iii) the addition of BBGI, or its wholly-owned direct or indirect subsidiary, as a general partner of BRAP.

       5.7 Formation of and Contribution to Beasley Mezzanine. BBGI hereby agrees to effect the formation of Beasley Mezzanine, pursuant to an operating agreement substantially in the form of Exhibit G hereto, and to contribute all of BBGI's equity interests in the Broadcast Companies to Beasley Mezzanine in exchange for all of the membership units thereof.

       5.8 Name Changes by Certain Broadcast Companies. Pursuant to the reorganization of the Broadcast Companies, certain of the Broadcast Companies will undertake to cause such changes to their legal names as appropriate within the reasonable discretion of the management of such Broadcast Companies.

       5.9 Capital Contributions by BBGI. Following the contribution of the Equity Interests and the exchange of the Shares, BBGI will make available for the benefit of certain of the Broadcast Companies, as a capital contribution thereto, funds sufficient to repay the indebtedness thereof (including any accrued interest thereon as of the date of such repayment), the balance of which indebtedness as of September 30, 1999 is shown on Exhibit H hereof and, upon the closing of the Offering, will cause the Broadcast Companies to repay such amounts of indebtedness (including any accrued interest thereon as of the date of such repayment).

                                   ARTICLE VI.
                              CONDITIONS PRECEDENT

       6.1 Conditions to Obligations of Each Party to Consummate Transactions. The performance by each party of its respective obligations under this Agreement shall be subject to the satisfaction or waiver, on or prior to the Effective Date, of each of the following conditions:

              (a) Absence of Injunctions or Restraints. No temporary restraining order, preliminary or permanent injunction or other order issued by any court of competent jurisdiction or other legal restraint or prohibition preventing the consummation of the transactions contemplated hereby shall be in effect, nor shall any proceeding brought by any administrative agency or commission or other governmental authority or instrumentality, domestic or foreign, seeking any of the foregoing be pending; and there shall not be any action taken, or any statute, rule, regulation or order enacted, entered, enforced or deemed applicable to the transactions contemplated hereby which makes their consummation illegal.

              (b) Absence of Governmental Actions. There shall not have been instituted, pending or threatened, in writing, any action or proceeding (or any investigation or other inquiry that might result in such an action or proceeding) by any governmental authority or administrative agency before any governmental authority, administrative agency or court of competent jurisdiction, nor shall there be in effect any judgment, decree or order of any governmental authority, administrative agency or court of competent jurisdiction, in either case, seeking to prohibit or limit BBGI, following the Closing, from exercising any of the material rights and privileges pertaining to its ownership of the Broadcast Companies or the ownership or conduct of the Business.

              (c) Consents Obtained. All material consents, waivers, approvals, authorizations or orders required to be obtained by BBGI, any of the Stockholders or the Broadcast Companies for the authorization, execution and delivery of this Agreement and the consummation by each such party of the transactions contemplated hereby (including, without limitation, the early termination of any applicable waiting period under the HSR Act and the grant of all applications for approval by the FCC for assignments of FCC licenses and transfers of control of such of the Broadcast Companies that hold FCC licenses as are necessary to the consummation of the transactions contemplated hereby) shall have been obtained, as applicable, by BBGI, the Stockholders or the Broadcast Companies, except where the failure to receive such consents, waivers, approvals, authorizations or orders could not reasonably be expected to have a material adverse effect on BBGI or the Business, taken as a whole.

       6.2 Additional Conditions to Obligations of BBGI. The obligations of BBGI to consummate its acquisition of the Equity Interests and issuance of the Shares and to perform its other obligations under this Agreement are subject to the satisfaction or waiver, on or prior to the Effective Date, of each of the following conditions:

              (a) Accuracy of Representations and Warranties. The representations and warranties of each Stockholder contained in this Agreement shall be true in all material respects on and as of the Effective Date, with the same force and effect as if made on and as of the Effective Date.

              (b) Performance of Covenants. Each of the Stockholders shall in all material respects have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by the Stockholders on or prior to the Effective Date.

              (c) Additional Instruments. BBGI shall have received such other instruments and documents as BBGI or its counsel reasonably deems to be necessary to effect the transactions contemplated hereby.

       6.3 Additional Conditions to Obligations of the Stockholders. The obligations of the Stockholders to consummate their contribution of the Equity Interests and acquisition of the Shares and to perform their other obligations under this Agreement are subject to the satisfaction or waiver, on or prior to the Effective Date, of each of the following conditions:

              (a) Accuracy of Representations and Warranties. The representations and warranties of BBGI contained in this Agreement shall be true in all material respects on and as of the Effective Date, with the same force and effect as if made on and as of the Effective Date.

              (b) Performance of Covenants. BBGI shall in all material respects have performed or complied with all agreements and covenants required by this Agreement to be performed or complied with by BBGI on or prior to the Effective Date.

              (c) Additional Instruments. Each Stockholder shall have received such other instruments and documents as the Stockholder or such Stockholder's counsel reasonably deems to be necessary to effect the transactions contemplated hereby.

                                  ARTICLE VII.
                              CONDITION SUBSEQUENT

       7.1 This Agreement and the performance by each party of its respective obligations hereunder are subject to the condition subsequent that the Offering shall have closed within five business days of the Effective Date. In the event that the Offering has not closed within such time, the parties hereto shall be restored to their original positions, the transactions contemplated hereby shall become null and void and the parties hereto shall in all respects be discharged of their respective obligations under this Agreement.

                                  ARTICLE VIII.
                                   TERMINATION

       8.1 Events of Termination. This Agreement may be terminated and the transactions contemplated hereby may be abandoned at any time prior to the Closing (i) upon mutual written consent of BBGI and the Stockholders; (ii) if BBGI has not, within seventy-two (72) hours of the time the Registration Statement is declared effective by the Commission, entered into a binding underwriting agreement concerning the Offering; or (iii) if the Closing has not taken place by June 30, 2000.

       8.2 Effectiveness of Termination. Any termination and abandonment of this Agreement pursuant to Section 6.1 hereof shall become effective immediately upon written notice thereof from the terminating party to the other party or parties.

                                   ARTICLE IX.
                                  MISCELLANEOUS

       9.1 Tax Treatment. The parties hereto intend that the contribution of the Equity Interests in exchange for the Shares will be governed by Section 351(a) of the Code.

       9.2 Notices. All notices and other communications given or made pursuant hereto shall be in writing and shall be deemed to have been duly given or made if and when delivered personally or by overnight courier to the parties at the addresses on record with BBGI.

       9.3 Waiver. At any time prior to the Closing, either of BBGI or the Stockholders may (i) extend the time for the performance of any of the obligations or other acts of the other; (ii) waive any inaccuracies in the representations and warranties contained herein or in any document delivered pursuant hereto by the other; or (iii) waive compliance with any of the agreements or conditions contained herein. Any such extension or waiver shall be valid if set forth in an instrument in writing signed by the party or parties to be bound thereby.

       9.4 Entire Agreement. This Agreement constitutes the entire agreement and supersedes all prior agreements and undertakings, whether written or oral, among any or all of the parties hereto with respect to the subject matter hereof.

       9.5 Amendment. This Agreement may not be amended except by a written instrument signed by the parties hereto.

       9.6 Prohibition on Assignment. This Agreement shall not be assigned voluntarily by any of the parties nor by operation of law or otherwise.

       9.7 Severability. If any term or other provision of this Agreement is determined by a court of competent jurisdiction to be invalid, illegal or incapable of being enforced by reason of any rule of law or public policy, all other conditions and provisions of this Agreement shall nevertheless remain in full force and effect, unless such invalidity, illegality or unenforceability would prevent consummation of the material transactions contemplated hereby.

       9.8 Headings. The headings contained herein are for the purpose of convenience only and will not be considered in the interpretation or construction of this Agreement.

       9.9 Parties in Interest. This Agreement shall be binding upon and inure solely to the benefit of each party hereto, and nothing in this Agreement, express or implied, is intended to or shall confer upon any other person any right, benefit or remedy of any nature whatsoever under or by reason of this Agreement, including, without limitation, by way of subrogation.

       9.10 Nonwaiver of Remedies. No failure or delay on the part of any party hereto in the exercise of any right hereunder shall impair such right or be construed to be a waiver of, or acquiescence in, any breach of any representation, warranty or agreement herein, nor shall any single or partial exercise of any such right preclude other or further exercise thereof or of any other right. All rights and remedies existing under this Agreement are cumulative to, and not exclusive of, any rights or remedies otherwise available.

       9.11 Execution by the Broadcast Companies. Each of the Broadcast Companies hereby executes this Agreement solely for the purpose of (i) making the representations and warranties contained in Article IV hereof; and (ii) for such of the Broadcast Companies set forth on Exhibit F hereof, providing the consents described in Section 5.5 hereof.

       9.12 Execution by Gregory J. Reed. Gregory J. Reed hereby executes this Agreement for the purpose of personally guaranteeing all of the representations, warranties, agreements and obligations made by Reed Holdings herein (other than the representations and warranties made by Reed Holdings in Article IV hereof, which representations and warranties are made solely by Reed Holdings).

       9.13 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws, and not the law of conflicts, of the State of New York.

       9.14 Counterparts. This Agreement may be executed in one or more counterparts, and by the different parties hereto in separate counterparts, each of which when executed shall be deemed to be an original but all of which taken together shall constitute one and the same instrument.

       IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

                                         BEASLEY BROADCAST GROUP, INC.

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Secretary

                                         /s/ GEORGE G. BEASLEY
                                         ---------------------------------------
                                         George G. Beasley

                                         /s/ BRUCE G. BEASLEY
                                         ---------------------------------------
                                         Bruce G. Beasley

                                         /s/ BRIAN E. BEASLEY
                                         ---------------------------------------
                                         Brian E. Beasley

                                         /s/ B. CAROLINE BEASLEY
                                         ---------------------------------------
                                         B. Caroline Beasley

                                         /s/ BRADLEY C. BEASLEY
                                         ---------------------------------------
                                         Bradley C. Beasley

                                         /s/ ROBERT E. BEASLEY
                                         ---------------------------------------
                                         Robert E. Beasley

                                         /s/ SHIRLEY W. BEASLEY
                                         ---------------------------------------
                                         Shirley W. Beasley

                                         /s/ J. DANIEL HIGHSMITH
                                         ---------------------------------------
                                         J. Daniel Highsmith

                                         /s/ GREGORY J. REED
                                         ---------------------------------------
                                         Gregory J. Reed

                                         BEASLEY BROADCASTING OF ARKANSAS, INC.

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Secretary

                                         BEASLEY BROADCASTING OF AUGUSTA, INC.

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Secretary

                                         BEASLEY BROADCASTING OF COASTAL
                                         CAROLINA, INC.

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Secretary

                                         BEASLEY BROADCASTING OF EASTERN NORTH
                                         CAROLINA, INCORPORATED

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Assistant Secretary

                                         BEASLEY BROADCASTING OF EASTERN
                                         PENNSYLVANIA, INC.

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Secretary

                                         BEASLEY BROADCASTING OF SOUTHWEST
                                         FLORIDA, INC.

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Secretary

                                         BEASLEY COMMUNICATIONS, INC.

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Secretary

                                         BEASLEY FM ACQUISITION CORP.

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Secretary

                                         BEASLEY RADIO, INC.

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Secretary

                                         BEASLEY-REED ACQUISITION PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         C S R A BROADCASTERS, INC.

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Secretary

                                         REED MIAMI HOLDINGS, INC.

                                         By: /s/ GREGORY J. REED
                                             -----------------------------------
                                             Name:  Gregory J. Reed
                                             Title: President

                                         W & B MEDIA, INC.

                                         By: /s/ B. CAROLINE BEASLEY
                                             -----------------------------------
                                             Name:  B. Caroline Beasley
                                             Title: Secretary

                                         DILLON LICENSE LIMITED PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         EASTERN NORTH CAROLINA LICENSE LIMITED
                                         PARTNERSHIP

                                         By: Beasley Broadcasting of Eastern
                                             North Carolina, General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Assistant Secretary

                                         KAAY LICENSE LIMITED PARTNERSHIP

                                         By: Beasley Broadcasting of Arkansas,
                                             Inc., General Partner

                                              By: /s/ B. CAROLINE BEASLEY
                                                  ------------------------------
                                                  Name:  B. Caroline Beasley
                                                  Title: Secretary

                                         WAZZ LICENSE LIMITED PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WDAS LICENSE LIMITED PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WFLB LICENSE LIMITED PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WIKS LICENSE LIMITED PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WJHM LICENSE LIMITED PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WJST LICENSE LIMITED PARTNERSHIP

                                         By: Beasley Radio, Inc.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WMGV LICENSE LIMITED PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WNCT LICENSE LIMITED PARTNERSHIP

                                         By: Beasley Broadcasting of Coastal
                                             Carolina, Inc., General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WPOW LICENSE LIMITED PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WQAM LICENSE LIMITED PARTNERSHIP

                                         By: Beasley-Reed Acquisition
                                             Partnership, General Partner

                                             By: Beasley FM Acquisition Corp.,
                                                 General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WRXK LICENSE LIMITED PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WSFL LICENSE LIMITED PARTNERSHIP

                                         By: W & B Media, Inc.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WTEL LICENSE LIMITED PARTNERSHIP

                                         By: Beasley Broadcasting of Eastern
                                             Pennsylvania, General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WXKB LICENSE LIMITED PARTNERSHIP

                                         By: Beasley Broadcasting of Southwest
                                             Florida, General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WXNR LICENSE LIMITED PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                         WXTU LICENSE LIMITED PARTNERSHIP

                                         By: Beasley FM Acquisition Corp.,
                                             General Partner

                                             By: /s/ B. CAROLINE BEASLEY
                                                 -------------------------------
                                                 Name:  B. Caroline Beasley
                                                 Title: Secretary

                                                                       EXHIBIT A

                                  STOCKHOLDERS

              George G. Beasley
              George Beasley Estate Reduction Trust,
                     dated June 7, 1999
              George Beasley Grantor Retained Annuity Trust,
                     dated November 16, 1999
              Bruce G. Beasley
              Brian E. Beasley
              B. Caroline Beasley
              Bradley C. Beasley
              Robert E. Beasley
              Shirley W. Beasley
              J. Daniel Highsmith
              Reed Miami Holdings, Inc.

                                                                       EXHIBIT B

                               BROADCAST COMPANIES

                               Operating Companies

              Beasley Broadcasting of Arkansas, Inc.
              Beasley Broadcasting of Augusta, Inc.
              Beasley Broadcasting of Coastal Carolina, Inc.
              Beasley Broadcasting of Eastern North Carolina, Incorporated Beasley Broadcasting of Eastern Pennsylvania, Inc.
              Beasley Broadcasting of Southwest Florida, Inc.
              Beasley Communications, Inc.
              Beasley FM Acquisition Corp.
              Beasley Radio, Inc.
              Beasley-Reed Acquisition Partnership
              C S R A Broadcasters, Inc.
              W & B Media, Inc.

                              License Partnerships

              Dillon License Limited Partnership Eastern
              North Carolina License Limited Partnership
              KAAY License Limited Partnership
              WAZZ License Limited Partnership
              WDAS License Limited Partnership
              WFLB License Limited Partnership
              WIKS License Limited Partnership
              WJHM License Limited Partnership
              WJST License Limited Partnership
              WMGV License Limited Partnership
              WNCT License Limited Partnership
              WPOW License Limited Partnership
              WQAM License Limited Partnership
              WRXK License Limited Partnership
              WSFL License Limited Partnership
              WTEL License Limited Partnership
              WXKB License Limited Partnership
              WXNR License Limited Partnership
              WXTU License Limited Partnership

                                                                       EXHIBIT C

                                EQUITY INTERESTS
                         CONTRIBUTED BY THE STOCKHOLDERS

                                           George
                               George     Beasley
                               Beasley    Grantor
                               Estate     Retained   Bruce                                             Shirley            Reed Miami
                     George G. Reduction  Annuity     G.    Brian E. B. Caroline Bradley C. Robert E.    W.     J. Daniel Holdings,
                      Beasley    Trust     Trust    Beasley  Beasley   Beasley     Beasley   Beasley   Beasley  Highsmith    Inc.
------------------------------------------------------------------------------------------------------------------------------------
Beasley
Broadcasting of                                        25       25        25         25         25       25
Arkansas, Inc.      850 shares    ___       ___      shares   shares    shares     shares     shares   shares      ___       ___
------------------------------------------------------------------------------------------------------------------------------------
Beasley
Broadcasting of        1,000
Augusta, Inc.         shares      ___       ___       ___      ___       ___         ___       ___       ___       ___       ___
------------------------------------------------------------------------------------------------------------------------------------
Beasley
Broadcasting of
Coastal Carolina,                                      90       90        90         90         90
Inc.                550 shares    ___       ___      shares   shares    shares     shares     shares     ___       ___       ___
------------------------------------------------------------------------------------------------------------------------------------
Beasley
Broadcasting of
Eastern North
Carolina,             40,000                          1,000    1,000     1,000      1,000      1,000              2,500
Incorporated          shares      ___       ___      shares   shares    shares     shares     shares     ___     shares      ___
------------------------------------------------------------------------------------------------------------------------------------
Beasley
Broadcasting of
Eastern
Pennsylvania,                                          25       25        25         25         25       25
Inc.                850 shares    ___       ___      shares   shares    shares     shares     shares   shares      ___       ___
------------------------------------------------------------------------------------------------------------------------------------
Beasley
Broadcasting of
Southwest Florida,                                     25       25        25         25         25       25
Inc.                850 shares    ___       ___      shares   shares    shares     shares     shares   shares      ___       ___
------------------------------------------------------------------------------------------------------------------------------------
Beasley                1,000
Communications, Inc   shares      ___       ___       ___      ___       ___         ___       ___       ___       ___       ___
------------------------------------------------------------------------------------------------------------------------------------
Beasley FM           581.71914 74.31717  243.21980     20       20        20         20         20    0.74389
Acquisition Corp.     shares     shares    shares    shares   shares    shares     shares     shares    share      ___       ___
------------------------------------------------------------------------------------------------------------------------------------
                                                       25       25        25         25         25       25
Beasley Radio, Inc. 850 shares    ___       ___      shares   shares    shares     shares     shares   shares      ___       ___
------------------------------------------------------------------------------------------------------------------------------------
Beasley-Reed                                                                                                             20% general
Acquisition                                                                                                              partnership
Partnership             ___       ___       ___       ___      ___       ___         ___       ___       ___       ___  interest (1)
------------------------------------------------------------------------------------------------------------------------------------
C S R A
Broadcasters, Inc.   51 shares    ___       ___       ___      ___       ___      49 shares    ___       ___       ___       ___
------------------------------------------------------------------------------------------------------------------------------------
                      4,277.6                                 770.6                4,951.8
W & B Media, Inc.     shares      ___       ___       ___     shares     ___       shares      ___       ___       ___       ___
------------------------------------------------------------------------------------------------------------------------------------
Each of the License    0.25%
Partnerships set      limited
forth on            partnership
Exhibit B hereto     interest     ___       ___       ___      ___       ___         ___       ___       ___       ___       ___
------------------------------------------------------------------------------------------------------------------------------------

(1) Beasley FM Acquisition Corp. holds the remaining 80% general partnership interest of Beasley-Reed Acquisition Partnership.

                                                                       EXHIBIT D

                         PERCENTAGE AND CLASS OF SHARES
                          ALLOCATED TO THE STOCKHOLDERS

                                                   Percentage of Shares
                                         (Class A Common Stock and Class B Common
         Stockholder                              Stock, Taken Together)                              Type of Shares
         -----------                              ----------------------                              --------------
      George G. Beasley                                60.633338%                                  Class B Common Stock

        George Beasley
    Estate Reduction Trust                              5.621809%                                  Class B Common Stock

        George Beasley
Grantor Retained Annuity Trust                         18.398645%                                  Class B Common Stock

       Bruce G. Beasley                                 2.047448%                                  Class B Common Stock

       Brian E. Beasley                                 2.412069%                                  Class B Common Stock

     B. Caroline Beasley                                2.047448%                                  Class B Common Stock

      Bradley C. Beasley                                4.255545%                                  Class B Common Stock

      Robert E. Beasley                                 2.047448%                                  Class B Common Stock

      Shirley W. Beasley                                0.228627%                                  Class B Common Stock

     J. Daniel Highsmith                                0.431865%                                  Class A Common Stock

  Reed Miami Holdings, Inc.                             1.875758%                                  Class A Common Stock

                                                                       EXHIBIT E

                              RADIO STATIONS OWNED
                           BY THE BROADCAST COMPANIES

                      Broadcast Company                                                  Radio Station(s)
                      -----------------                                                  ----------------
           Beasley Broadcasting of Arkansas, Inc.                                            WTMR (AM)

            Beasley Broadcasting of Augusta, Inc.                                            WAJY (FM)
                                                                                             WGAC (AM)

       Beasley Broadcasting of Coastal Carolina, Inc.                                        WNCT (AM)
                                                                                             WNCT (FM)

    Beasley Broadcasting of Eastern North Carolina, Inc.                                     WKML (FM)

     Beasley Broadcasting of Eastern Pennsylvania, Inc.                                      WWDB (AM)

       Beasley Broadcasting of Southwest Florida, Inc.                                       WXKB (FM)

                Beasley Communications, Inc.                                                 WCHZ (FM)

                Beasley FM Acquisition Corp.                                                 WAZZ (AM)
                                                                                             WFLB (FM)
                                                                                             WIKS (FM)
                                                                                             WJBX (FM)
                                                                                             WKIS (FM)
                                                                                             WMGV (FM)
                                                                                             WPOW (FM)
                                                                                    WQAM (AM) (together with
                                                                                    Reed Miami Holdings, Inc.)
                                                                                             WRXK (FM)
                                                                                             WTEL (AM)
                                                                                             WUKS (FM)
                                                                                             WWDB (FM)
                                                                                             WXNR (FM)
                                                                                             WXTU (FM)
                                                                                             WZFX (FM)

                     Beasley Radio, Inc.                                                     WWCN (AM)
                                                                                             WJST (FM)

            Beasley-Reed Acquisition Partnership                                             WQAM (AM)
                                                                                     (together with Beasley FM
                                                                                        Acquisition Corp.)

                 C S R A Broadcasters, Inc.                                                  WGOR (FM)

                      W & B Media, Inc.                                                      WSFL (FM)

                                                                       EXHIBIT F

                                GENERAL PARTNERS
                           OF THE LICENSE PARTNERSHIPS

                             License Partnership                                               General Partner
                             -------------------                                               ---------------
                      Dillon License Limited Partnership                                 Beasley FM Acquisition Corp.

                            Eastern North Carolina                                     Beasley Broadcasting of Eastern
                         License Limited Partnership                                     North Carolina, Incorporated

                       KAAY License Limited Partnership                             Beasley Broadcasting of Arkansas, Inc.

                       WAZZ License Limited Partnership                                  Beasley FM Acquisition Corp.

                       WDAS License Limited Partnership                                  Beasley FM Acquisition Corp.

                       WFLB License Limited Partnership                                  Beasley FM Acquisition Corp.

                       WIKS License Limited Partnership                                  Beasley FM Acquisition Corp.

                       WJHM License Limited Partnership                                  Beasley FM Acquisition Corp.

                       WJST License Limited Partnership                                      Beasley Radio, Inc.

                       WMGV License Limited Partnership                                  Beasley FM Acquisition Corp.

                       WNCT License Limited Partnership                                    Beasley Broadcasting of
                                                                                            Coastal Carolina, Inc.

                       WPOW License Limited Partnership                                  Beasley FM Acquisition Corp.

                       WQAM License Limited Partnership                              Beasley-Reed Acquisition Partnership

                       WRXK License Limited Partnership                                  Beasley FM Acquisition Corp.

                       WSFL License Limited Partnership                                       W & B Media, Inc.

                       WTEL License Limited Partnership                                Beasley Broadcasting of Eastern
                                                                                              Pennsylvania, Inc.

                       WXKB License Limited Partnership                                    Beasley Broadcasting of
                                                                                           Southwest Florida, Inc.

                       WXNR License Limited Partnership                                  Beasley FM Acquisition Corp.

                       WXTU License Limited Partnership                                  Beasley FM Acquisition Corp.

                                                                       EXHIBIT G

                   FORM OF LIMITED LIABILITY COMPANY AGREEMENT
                              OF BEASLEY MEZZANINE

This LIMITED LIABILITY COMPANY AGREEMENT (the "Agreement") of BEASLEY MEZZANINE HOLDINGS, LLC (the "Company"), dated as of _______________, is hereby adopted and executed by the Member (as hereinafter defined).

              1. Formation of Limited Liability Company. The Company has been formed as a limited liability company pursuant to the provisions of the Delaware Limited Liability Company Act, 6 Del. Code Section 18-101, et seq., as it may be amended from time to time, and any successor to such statute (the "Act"). The rights and obligations of the Member and the management, administration and termination of the Company shall be governed by this Agreement and the Act. This Agreement shall be considered the "Limited Liability Company Agreement" of the Company within the meaning of Section 18-101(7) of the Act. To the extent this Agreement is inconsistent in any respect with any non-mandatory provisions of the Act, this Agreement shall control.

              2. Name. The name of the Company shall be "BEASLEY MEZZANINE HOLDINGS, LLC."

              3. Sole Member. Beasley Broadcast Group, Inc. (the "Member") is the sole member of the Company.

              4. Purpose. The purpose of the Company is to engage in any and all other lawful businesses or activities in which a limited liability company may be engaged under applicable law (including, without limitation, the Act).

              5. Registered Agent and Principal Office. The registered office and registered agent of the Company in the State of Delaware shall be as the Member may designate from time to time. The Company may have such other offices as the Member may designate from time to time. The mailing address of the Company shall be c/o 3033 Riviera Drive, Suite 200, Naples, Florida 34103.

              6. Certificate of Formation; Filing. The Member shall have caused an authorized representative to execute and file a Certificate of Formation (the "Certificate") in the Office of the Delaware Secretary of State as required by the Act. The Member shall cause any duly authorized amendments to the Certificate to be filed in the Office of the Delaware Secretary of State in a form prescribed by the Act. The Member shall cause to be made such additional filings and recordings as the Member deems necessary or advisable.

              7. Term of Company. The Company shall commence on the date the Certificate is first properly filed with the Secretary of State of the State of Delaware and shall continue in existence in perpetuity unless its business and affairs are earlier wound up following dissolution at such time as this Agreement may specify.

              8. Management of Company/Power to Act on Behalf of the Company. All decisions relating to the business, affairs and properties of the Company, including the determination of any rights and powers of additional members admitted pursuant to paragraph 13 of this Agreement, are fully reserved to the Member. The Member may delegate the rights and powers to manage and control the business affairs of the Company to its employees or agents, or otherwise to other persons. The Member may appoint a Chairman, a President and one or more Executive Vice Presidents and such other officers of the Company as the Member may deem necessary or advisable to manage the day-to-day business affairs of the Company (the "Officers"). To the extent delegated by the Member, the Officers shall have the authority to act on behalf of, bind and execute and deliver documents in the name and on behalf of the Company. No such delegation shall cause the Member to cease to be a Member. The initial Officers of the Company are set forth on Schedule A hereto. Except as otherwise expressly provided in this Agreement or required by any non-waivable provision of the Act or other applicable law, no person other than such persons designated by the Member shall be an agent for the Company or have any right, power, or authority to transact any business in the name of the Company or to act for or on behalf of or to bind the Company.

              9. Contributions. The Member has made an initial contribution to the capital of the Company in the amount of $1000 (the "Capital Contribution"), in exchange for an ownership interest of one hundred percent (100%). Without creating any rights in favor of any third party, the Member may, from time to time, make additional contributions of cash or property to the capital of the Company, but shall have no obligation to do so.

              10. Distributions. Each distribution of cash or other property by the Company shall be made 100% to the Member. Each item of income, gain, loss, deduction and credit of the Company shall be allocated 100% to the Member.

              11. Capital Accounts. A capital account shall be maintained for the Member, and for any additional members admitted to the Company pursuant to paragraph 13 of this Agreement, in accordance with Treasury Regulations Section 1.704-1(b)(2)(iv).

              12. Assignment of Interest. The Member may assign or transfer its interest in the Company in whole or part. The pledge of, or granting of a security interest, lien or other encumbrance in or against, any or all of the interest of the Member shall not be considered an assignment of interest. Upon the Member's assignment of all or part of its interest: (a) the Member does not cease to be a member of the Company, but may resign as a member pursuant to paragraph 14 of this Agreement; (b) the assignee is not entitled to become or to exercise any of the rights and powers of a member under this Agreement or the Act, unless the Member gives its written consent pursuant to paragraph 13 of this Agreement; and (c) an assignee who becomes a member assumes all obligations and liabilities of the Member under this Agreement and the Act on a pro rata basis relative to the percentage of interest assigned; provided, however, that an assignee is not liable for any obligations unknown to it at the time it became a member and which could not be ascertained from this Agreement. An obligation is deemed "known" if it is found in the Act or if the assignee should have known of the obligation after due diligence in requesting and reviewing all records, documents, and other materials regarding the Company provided to the assignee by the Company or the Member.

              13. Admission of Additional Members. Additional members may be admitted to the Company with the written consent of the Member. Additional members shall be entitled only to those rights and powers, including any right to participate in or vote on decisions relating to the business, affairs and properties of the Company, as determined and granted by the Member in a written amendment or amendment and restatement, as the case may be, to this Agreement.

              14. Resignation of Member; Cessation of Membership. The Member may resign at any time for any reason from the Company. The Member may resign prior to the dissolution and winding up of the Company. The Member does not cease to be a member of the Company upon the happening of events listed in
Section 18-304 of the Act.

              15. Limited Liability. Except as otherwise required by non-waivable provisions of the Act or other applicable law, (a) the Member shall not be bound by, or personally liable in any manner whatsoever for, any debt, expense, liability, or other obligation of the Company, whether such debt, liability or other obligation arises in contract, tort, or otherwise; and (b) the Member shall not in any event have any liability whatsoever in excess of the amount of its Capital Contribution or its share of any assets and undistributed profits of the Company.

              16. Indemnification. The Company shall indemnify and hold harmless the Member, and any officer, employee and agent of the Member or the Company, including the Chairman, (the "Indemnitees") to the full extent permitted by law from and against any and all losses, claims, demands, costs, damages, liabilities, joint and several, expenses of any nature (including attorneys' fees and disbursements), judgments, fines, settlements, and other amounts arising from any and all claims, demands, actions, suits, or proceedings, civil, criminal, administrative, or investigative, in which the Indemnitee may be involved, or threatened to be involved as a party or otherwise, relating to the performance or nonperformance of any act on behalf of the Company concerning the activities of the Company, if (i) the Member or Indemnitee acted in good faith, and (ii) the Member or Indemnitee's conduct did not constitute willful misconduct. The termination of an action, suit, or proceeding by judgment, order, settlement, or upon a plea of nolo contendere or its equivalent, shall not, in and of itself, create a presumption or otherwise constitute evidence that the Indemnitee acted in a manner contrary to that specified in clauses (i) or (ii) above. Expenses incurred by the Member or an Indemnitee in defending any claim, demand, action, suit, or proceeding under this paragraph may, by action of the Member, be advanced by the Company prior to the final disposition of such claim, demand, action, suit, or proceeding upon receipt by the Company of a written commitment by or on behalf of the Member or Indemnitee to repay such amount if it shall be determined that such Indemnitee is not entitled to be indemnified as authorized in this paragraph. Any indemnification provided in this paragraph shall be satisfied solely out of the assets of the Company, as an expense of the Company, and the Member shall not be subject to personal liability by reason of such indemnification provision. The provisions of this paragraph are for the benefit of the Member and the Indemnitees and shall not be deemed to create any rights for the benefit of any other person or entity.

              17. Restricted Fiduciary Duties of Member. To the extent that the Member has, at law or in equity, duties (including, without limitation, fiduciary duties) to the Company or any other person bound by the terms of this Agreement, the Member, acting in accordance with this Agreement, shall not be liable to the Company, any other additional members, if any, or any such other person for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they restrict the duties of the Member otherwise existing at law or in equity, replace such other duties at law or in equity to the greatest extent permitted under applicable law. Whenever the Member is required or permitted to make a decision, take or approve an action, or omit to do any of the foregoing: (a) in its discretion or without an express standard of behavior (including, without limitation, standards such as "reasonable" or "good faith"), then the Member shall be entitled to consider only such interests and factors, including its own, as it desires, and shall have no duty or obligation to consider the interests or factors of the Company, or (b) with an express standard of behavior (including, without limitation, standards such as "reasonable" or "good faith"), then the Member shall comply with such express standard but shall not be subject to any other, different, or additional standard imposed by this Agreement or otherwise applicable law. The Member may engage or invest in, and devote its time to, any other business venture or activity of any nature so long as such activity does not violate this Agreement. The Company shall not have any right or interest, by virtue of this Agreement or the relationship created hereby, in any other venture or activity of the Member (or to the income or proceeds derived therefrom).

              18. Interested Party Transactions. The Member acknowledges that the Company may and shall enter into Interested Party Transactions, as hereinafter defined. An Interested Party Transaction shall mean the action of the Company from time to time, in negotiating and entering into agreements with, and otherwise dealing with (a) the Member or any person that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, the Member (each, a "Member Affiliate" and together, the "Member Affiliates") or (b) any person that is a director, officer, partner or trustee of, or serves in a similar capacity with respect to, the Member or a Member Affiliate (each, an "Interested Individual"). The involvement of the Member or its Member Affiliates or any Interested Individual in any Interested Party Transaction shall not be, and shall not be deemed to be, a conflict of interest vis-a-vis such party's participation in the business and management of the Company, and (b) the participation of the interested party, with respect to the Company's negotiation, approval, execution, and performance of such Interested Party Transaction, shall not be prohibited or otherwise hindered solely by virtue of its or his or her interest in such transaction.

              19. Dissolution and Winding Up. The Company shall dissolve and its business and affairs shall be wound up only upon the written consent of the Member.

              20. Amendments. This Agreement may be amended or modified from time to time only by a written instrument executed by the Member.

              21. Captions/Pronouns. Any titles or captions contained in this Agreement are for convenience only and shall not be deemed part of the text of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

              22. Governing Law. THIS AGREEMENT IS GOVERNED BY AND SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE (EXCLUDING ITS CONFLICT OF LAWS RULES).

              IN WITNESS WHEREOF, the Member has duly executed this Agreement as of the day and year first above written.

                                         BEASLEY BROADCAST GROUP, INC.

                                         By:
                                                --------------------------------
                                         Name:
                                         Title:

                                                                       EXHIBIT H

                              CAPITAL CONTRIBUTIONS

                                                       Indebtedness (as of Sept. 30, 1999)
                                                              to be Repaid Following
                                                       Capital Contributions by BBGI in the
             Broadcast Company                       Following Amounts, Plus Accrued Interest
             -----------------                       ----------------------------------------
          Beasley Broadcasting of
               Augusta, Inc.                                      $1,376,316.00

          Beasley Broadcasting of
          Southwest Florida, Inc.                                  $964,229.00

        Beasley Communications, Inc.                              $1,572,380.00

        Beasley FM Acquisition Corp.                              $44,914,506.00

            Beasley Radio, Inc.                                    $403,865.00

         C S R A Broadcasters, Inc.                               $3,145,419.00

             W & B Media, Inc.                                     $587,685.00

                                                                    SCHEDULE 4.3

                               LIENS, ENCUMBRANCES
                           AND OTHER ADVERSE INTERESTS
                     ON THE ASSETS OF EACH BROADCAST COMPANY

       Such liens and encumbrances as set forth in the Credit Agreement dated as of March 30, 1998 by and among Beasley FM Acquisition Corp., Beasley Broadcasting of Eastern North Carolina, Inc., Beasley Broadcasting of Eastern Pennsylvania, Inc., Beasley Broadcasting of Arkansas, Inc., W & B Media, Inc., Beasley Broadcasting of Southwest Florida, Inc., Beasley Broadcasting of Coastal Carolina, Inc., Beasley-Reed Acquisition Partnership, and Beasley Radio, Inc., as Borrowers, the Financial Institutions Listed Therein, as Lenders, and Bank of Montreal, Chicago Branch, as Agent.